Exhibit 99.1

DESCRIPTION OF CAPITAL STOCK

The discussion below describes the most important terms of our capital stock, amended and restated certificate of incorporation and amended and restated bylaws as they will be in effect upon completion of this offering. Because it is only a summary, it does not contain all the information that may be important to you. For a complete description refer to our amended and restated certificate of incorporation and amended and restated bylaws, copies of which have been included as exhibits to the registration statement of which the prospectus is a part.

Upon completion of the offering, our authorized capital stock will consist of 206,000,000 shares of common stock, par value $0.01 per share (the “common stock”), and 2,000,000 shares of preferred stock, par value $0.01 per share (the “preferred stock”), the rights and preferences of which may be designated by our Board. Upon completion of the offering, there will be 79,096,144 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding. As of April 1, 2013, there were 23 holders of record of our common stock.

Common Stock

Voting Rights. The holders of our common stock are entitled to one vote per share on each matter properly submitted to the stockholders on which the holders of shares of common stock are entitled to vote. Subject to the rights of the holders of any then-outstanding preferred stock and to the director nomination rights and associated voting agreement described in “Related Party Transactions After the Closing of the Merger—Stockholder Agreement—Director Nomination Rights”, at any annual or special meeting of the stockholders, holders of common stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders.

Dividend Rights. All shares of our common stock will be entitled to share equally in any dividends our Board may declare from legally available sources, subject to the terms of any then outstanding preferred stock and the terms and conditions set forth in any applicable restricted stock award agreement. Provisions of our debt agreements and other contracts may impose restrictions on our ability to declare dividends with respect to our common stock.

Liquidation Rights. Upon liquidation or dissolution of our company, whether voluntary or involuntary, all shares of our common stock will be entitled to share equally in the assets available for distribution to stockholders after payment of all of our prior obligations, including any then-outstanding preferred stock.

Registration Rights. Under the terms of the Stockholder Agreement, we have agreed to register shares of our common stock owned by the stockholders party to the Stockholder Agreement under certain circumstances. See “Certain Relationships and Related Party Transactions—Related Party Transactions After the Closing of the Merger—Stockholder Agreement” for more detail regarding these registration rights.

Other Matters. The holders of our common stock will have no preemptive rights, and our common stock will not be subject to further calls or assessments by us. There are no redemption or sinking fund provisions applicable to our common stock.

Preferred Stock

Our Board, subject to the approval of each of Apollo and Popular for so long as it, together with their respective affiliates, owns at least 20% of our outstanding common stock and the approval of at least one director nominated by each of Apollo and Popular for so long as it, together with its respective affiliates, owns at least 10% of our outstanding common stock, will be able to issue, from time to time, up to an aggregate of 1,000,000 shares of preferred stock in one or more series and to fix or alter the designations, preferences, rights and any qualifications, limitations or restrictions of the shares of each such series thereof, including the dividend rights, dividend rates, conversion rights, voting rights, terms of redemption (including sinking fund provisions), redemption prices, liquidation preferences and the number of shares constituting any series or designations of such series. Our Board may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of common stock. The issuance of preferred stock, while providing flexibility in connection with possible future financings and acquisitions and other corporate purposes could, under certain circumstances, have the effect of delaying, deferring or preventing a change in control of us and might affect the market price of our common stock. See “—Certain Anti-Takeover, Limited Liability and Indemnification Provisions.”

Certain Anti-Takeover, Limited Liability and Indemnification Provisions

Certain provisions in our amended and restated certificate of incorporation, amended and restated bylaws and Stockholder Agreement summarized below may be deemed to have an anti-takeover effect and may delay, deter or prevent a tender offer or takeover attempt that a stockholder might consider to be in its best interests, including attempts that might result in a premium being paid over the market price for the shares held by stockholders.

“Blank Check” Preferred Stock. Our amended and restated certificate of incorporation authorizes our Board to issue shares of preferred stock, subject to the approval of each of Apollo and Popular for so long as it, together with its respective affiliates, owns at least 20% of our outstanding common stock and the approval of at least one director nominated by each of Apollo and Popular for so long as it, together with its respective affiliates, owns at least 10% of our outstanding common stock. The issuance of preferred stock could be issued by our Board to increase the number of outstanding shares making a takeover more difficult and expensive. See “—Preferred Stock.”

No Cumulative Voting. Our amended and restated certificate of incorporation will not provide that stockholders with the right to cumulative votes in the election of directors.

Director Nomination Rights; Voting Agreement; Removing Directors; Filling Vacancies. The Stockholder Agreement provides that each of Apollo and Popular, for so long as it, together with its respective affiliates, owns certain percentages of our outstanding common stock, will have the right to nominate a certain number of directors. In addition, if there are any vacancies on our Board as a result of the aggregate number of our directors that Apollo and Popular have the right to nominate pursuant to the Stockholder Agreement being less than eight, then a committee consisting of our entire Board (other than our independent directors and any directors who are to be replaced because either Apollo or Popular has lost the right to nominate such director) shall nominate the individuals to fill such vacancies, which nominees must be reasonably acceptable to each of Apollo and Popular for so long as it owns, together with its affiliates, at least 5% of our outstanding voting common stock. Each of Apollo and Popular has agreed to vote all of the shares of our voting common stock owned by it and its affiliates, and to take all other actions within its control, to cause the election of directors nominated in accordance with the Stockholder Agreement. Similarly, we have agreed to take all actions within our control necessary and desirable to cause the election of directors nominated in accordance with the Stockholder Agreement. Subject to applicable law, each of Apollo and Popular shall have the right to remove any director nominated by it, with or without cause, and to fill any vacancy caused by the removal of any such director. See “Certain Relationships and Related Party Transactions—Related Party Transactions After the Closing of the Merger—Stockholder Agreement.”

Stockholder Action by Written Consent. Following this offering, any action required to be or that may be taken at any meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if and only if a consent in writing, setting forth the action so taken, shall be signed by all of the holders of outstanding shares entitled to vote thereon.

Advance Notice Requirements for Stockholder Proposals and Director Nominations. Our amended and restated bylaws will provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice thereof in writing. To be timely, a stockholder’s notice generally must be delivered to and received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, that, in the event that the date of such meeting is advanced more than 30 days prior to, or delayed by more than 60 days after, the anniversary of the preceding year’s annual meeting of our stockholders, a stockholder’s notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Our amended and restated bylaws also will specify certain requirements as to the form and content of a stockholder’s notice. The advance notice provisions set forth in our amended and restated bylaws will not be applicable to (1) any directors nominated in accordance with the terms of the Stockholder Agreement and (2) for so long as Apollo and Popular, together with their respective affiliates, own greater than 50% of our outstanding voting common stock, any other business included in the notice of a meeting at the request of either Apollo or Popular. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual meeting of stockholders.

Additional Rights of Major Stockholders. Each of Apollo and Popular, for so long as it, together with its respective affiliates, owns at least 20% of our outstanding common stock, will have the right to approve certain corporate actions before we may take such actions (See “Certain Relationships and Related Party Transactions—Related Party Transactions After the Closing of the Merger—Stockholder Agreement”); and a quorum for the transaction of business at any meeting of the stockholders must include each of Apollo and Popular.

In addition, for so long as each of Apollo and Popular, together with its respective affiliates, owns at least 10% of our outstanding common stock, each of Apollo and Popular shall have the right to consent to any amendments of the Stockholder Agreement provided that if any amendment affects the rights or obligations of either of Apollo and Popular, together with its respective affiliates, in a manner that is materially adverse and substantially different relative to the other, then such amendment shall not be enforceable against such stockholder without its consent, and no shares of preferred stock may be issued with the approval of at least director nominated by each of Apollo and Popular.

Lastly, for so long as each of Apollo and Popular, together with its respective affiliates, owns at least 5% of our outstanding common stock, (i) each of Apollo and Popular will be entitled to certain information; (ii) a quorum for the transaction of business at any Board meeting must include one or more directors elected by each of Apollo and Popular; (iii) each of Apollo and Popular will have the right to proportional representation on each committee of our Board and on each board of directors or similar governing body of each of our subsidiaries and each committee thereof; and (iv) one director appointed by each of Apollo and Popular must approve of the adoption of any stockholders rights plan.

Amendments to Organizational Documents. Our amended and restated certificate of incorporation will provide that we have the ability to amend, alter, change or repeal any provision in our certificate of incorporation by (1) the affirmative vote of the stockholders holding a majority of shares of our voting common stock and entitled to vote and (2) the written consent of each of Apollo and Popular, for so long as it, together with its respective affiliates, owns at least 20% of our outstanding common stock, and all rights, preferences and privileges set forth in our amended and restated certificate of incorporation are subject to our right to amend, alter, change and/or repeal our amended and restated certificate of incorporation. Similarly, our amended and restated certificate of incorporation and bylaws will provide that our amended and restated bylaws may be adopted, amended, altered or repealed by the Board, subject to the prior written consent of each of Apollo and Popular, for so long as it, together with its respective affiliates, owns at least 10% of our outstanding common stock. Certain provisions of our amended and restated certificate may not be amended without the consent of various interested parties, including (i) the provisions related to the election, removal and replacement of directors (the consent of each of Apollo and Popular is required for so long as it owns, together with its affiliates, at least 5% of our outstanding voting common stock), (ii) the provisions related to adopting, amending and repealing our bylaws (the consent of each of Apollo and Popular is required for so long as it owns, together with its affiliates, at least 10% of our outstanding voting common stock) and (iii) the provisions related to the waiver of corporate opportunities (the consent of Apollo or Popular is required in certain circumstances).

Limitation of Officer and Director Liability and Indemnification Arrangements. Our amended and restated certificate of incorporation and bylaws limit the liability of our directors to the maximum extent permitted by Puerto Rico law. However, if Puerto Rico law is amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of our directors will be limited or eliminated to the fullest extent permitted by Puerto Rico law, as so amended. The modification or repeal of this provision of our amended and restated certificate of incorporation and bylaws will not adversely affect any right or protection of a director existing at the time of such modification or repeal.

Our amended and restated certificate of incorporation and bylaws will provide that we will, from time to time, to the fullest extent permitted by law, indemnify our directors and officers against all liabilities and expenses in any suit or proceeding, arising out of their status as an officer or director or their activities in these capacities. We also will indemnify any person who, at our request, is or was serving as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. We may, by action of our Board, provide indemnification to our employees and agents within the same scope and effect as the foregoing indemnification of directors and officers.

The right to be indemnified will include the right of an officer or a director to be paid expenses, including attorneys’ fees, in advance of the final disposition of any proceeding, provided that, if required by law, we receive an undertaking to repay such amount if it will be determined that he or she is not entitled to be indemnified.

Our Board may take certain action it deems necessary to carry out these indemnification provisions, including purchasing insurance policies. Neither the amendment nor the repeal of these indemnification provisions, nor the adoption of any provision of our amended and restated certificate of incorporation inconsistent with these indemnification provisions, will eliminate or reduce any rights to indemnification relating to such person’s status or any activities prior to such amendment, repeal or adoption.

We intend to enter into separate indemnification agreements with each of our directors, which may be broader than the specific indemnification provisions contained in Puerto Rico law. These indemnification agreements will require us, among other things, to indemnify our directors against liabilities that may arise by reason of their status or service as directors. These indemnification agreements will also require us to advance any expenses incurred by the directors as a result of any proceeding against them as to which they could be indemnified and to use reasonable efforts to cause our directors to be covered by any of our insurance policies providing insurance for our directors and officers. A director will not be entitled to indemnification by us under such agreements if (a) the director did not act in good faith and in a manner he or she deemed to be reasonable and consistent with, and not opposed to, our best interests or (b) with respect to any criminal action or proceeding, the director had reasonable cause to believe his conduct was unlawful.

Currently, to our knowledge, there is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification by us is sought, nor are we aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for our directors, officers and controlling persons under the foregoing provisions or otherwise, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

We believe these provisions will assist in attracting and retaining qualified individuals to serve as directors and officers.

Corporate Opportunity

Our amended and restated certificate of incorporation will provide that we expressly renounce any interest or expectancy in any business opportunity, transaction or other matter in which Apollo, Popular or certain of their respective transferees or any director nominated by Apollo, Popular or any of such transferees participates or desires or seeks to participate in, even if the opportunity is one that we would reasonably be deemed to have pursued if given the opportunity to do so.

Transfer Agent and Registrar

Computershare Trust Company, N.A. is the transfer agent and registrar for our common stock.

Listing

Our shares of common stock have been approved for listing on the NYSE under the symbol “EVTC.”